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MTB STRATEGIC ALLOCATION FUND

Summary Prospectus March 23, 2010

Class/Ticker        A ARBAX        B ABLDX        Institutional I ARGIX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated March 23, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to www.mtbfunds.com, email a request to mtbfunds@mtbia.com or call 1-800-836-2211, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Investment Goal

The Fund’s investment goal is to provide total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares, Class B Shares, and Institutional I Shares.

Shareholder Fees (Fees paid directly from your investment)

	Class A		Class B	Institutional I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		None	None
Maximum Deferred Sales Charge (Load)	None	(1)	5.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None		None	None
Redemption Fee	None		None	None
Exchange Fee	None		None	None

Annual Fund Operating Expenses

Expenses That are Deducted From Fund Assets (as a percentage of average net assets)

	Class A	Class B	Institutional I
Management Fee	0.65%	0.65%	0.65%
Distribution (12b-1) Fee	0.25%	0.75%	None
Other Expenses	1.44%	1.44%	1.44%
Acquired Fund Fees and Expenses(2)	0.34%	0.34%	0.34%
Total Annual Fund Operating Expenses	2.68%	3.18%	2.43%
Fee Waiver and/or Expense Reimbursement(3)	0.60%	0.60%	0.60%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.08%	2.58%	1.83%

(1)	For purchases over $1,000,000, a 1% Contingent Deferred Sales Charge (CDSC) may be imposed if redeemed within 18 months of purchase.
(2)	Acquired Fund Fees and Expenses have been restated to reflect current fees.
(3)	MTB Investment Advisors, Inc. (MTBIA or Advisor) has agreed to waive 0.60% of its investment advisory fee until at least June 2011. The Board of Trustees (the “Board”) of the MTB Group of Funds may terminate the waiver if it determines that it is in the best interests of the Fund to do so.

Example

This Example is intended to help you compare the cost of investing in the Fund’s Class A Shares, Class B Shares and Institutional I Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares, Class B Shares and Institutional I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown for the Fund’s Class B Shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s Class A Shares, Class B Shares and Institutional I Shares operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A

Expenses assuming redemption	$749	$1,283	$1,841	$3,356

Class B

Expenses assuming redemption	$761	$1,225	$1,813	$3,329

Expenses assuming no redemption	$261	$925	$1,613	$3,329

Institutional I Shares

Expenses assuming redemption	$186	$700	$1,241	$2,720

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by seeking to obtain current income and capital appreciation from fixed income securities and equity securities. The Fund invests directly and indirectly in a broad combination of fixed-income and equity securities, and other assets. The Fund invests indirectly by buying shares of other funds, some of which are managed by the Advisor and some of which are not (Underlying Funds). Underlying Funds may include open-end, closed-end and exchange-traded funds (ETFs). The Advisor will vary, from time to time, the amount of assets that is allocated amongst equity and fixed income securities, and specifically, one or more Underlying Funds, and direct investments in securities, in an attempt to achieve the Fund’s investment goal, based upon the Advisor’s view of economic conditions. The Fund will not acquire more than 25% of the outstanding voting securities of any Underlying Fund.

The Underlying Funds invest in a mix of equities such as common stocks, preferred stocks or securities convertible into stocks (domestic and foreign); in fixed income securities such as fixed rate debt, variable rate debt or high-yield, lower rated debt instruments (domestic and foreign); in money market instruments; or in a composite of such securities. The Underlying Funds may employ any investment style (such as growth or value), investment strategy or technique and may invest in any region or country, market capitalization range (such as small, middle or large capitalization companies) or any specific average weighted maturity range (such as short-term, intermediate-term or long-term fixed income securities). The Fund follows a flexible approach to selecting investments, and does not allocate it assets among Underlying Funds according to predetermined levels. The Advisor will also directly invest in fixed income securities with varying maturities (and credit quality), including corporate and government securities and mortgage backed securities as well as the equity securities of United States and foreign issuers.

When making allocation decisions, the Advisor considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. While the Advisor performs these analyses on a daily basis, material shifts in asset class exposures typically take place over longer periods of time. The Advisor will adjust the Fund’s asset mix based on its analysis of the relative attractiveness and risk of bonds and stocks in connection with economic, financial and other market trends. Notwithstanding the foregoing, until approximately June 2010, the Fund will invest only a small portion of its assets, if any, in Underlying Funds that are managed by the Advisor. After that time and until approximately June 2011, it is anticipated that the Fund will invest 35-40% of its assets in underlying Funds that are managed by the Advisor.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•

Risk Related to Investment in Underlying Funds. The investment performance of the Fund is affected by the investment performance of the Underlying Funds in which it invests. The ability of the Fund to achieve its investment objective depends on the ability of the Underlying Funds to meet their investment objectives and on the decisions of MTBIA, as investment advisor, regarding the allocation of the Fund’s assets among the Underlying Funds. There can be no assurance that the investment objective of the Fund or any Underlying Fund will be achieved. Through its investments in Underlying Funds, the Fund is subject to the risks of the Underlying Funds’ investments. Certain of the risks of the Underlying Funds’ investments are described below. In addition, both the Fund and the Underlying Funds in which it invests bear fees and expenses, so investment in the Fund may be subject to certain duplicate expenses. The Advisor is subject to certain conflicts of interest in choosing the Underlying Funds in which the Fund may invest.

•

Stock Market Risk. The value of equity securities in the Fund’s portfolio (and any Underlying Fund’s portfolio) will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.

•	Interest Rate Risk. Prices of fixed income securities generally fall when interest rates rise.

•

Credit Risk. There is a possibility that issuers of securities in which the Fund (and any Underlying Fund) invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

•

Asset Allocation Risk. The Advisor’s asset allocation decisions among various investments, including equity securities and fixed income securities, on the other hand, may not anticipate market trends successfully. The Fund’s investment performance depends upon how its assets are allocated and reallocated according to its asset allocation targets and ranges. The Advisor may make less than optimal or poor asset allocation decisions. The Advisor attempts to identify investment allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that the allocation techniques will produce the desired results. It is possible that the Advisor will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

•	Risks of Foreign Investing. Foreign, economic, political or regulatory conditions may be less favorable than those of the United States.

•	Small-cap Stocks Risk. Smaller companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve greater risk.

•	Risks associated with Non-Investment Grade Securities. High-yield bonds, which are rated below investment grade, are generally more exposed to credit risk than investment grade securities

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year, with respect to its Class A Shares. Sales charges are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown. The table illustrates how annualized one year, five year and ten year returns, both before and after taxes, compare with those of a broad measure of market performance (the Standard and Poor’s 500 Index). The information also shows how the Fund’s returns compare with the Barclays Capital U.S. Aggregate Bond Index, which is a total return index measuring both the capital price changes and income provided by the underlying universe of securities, weighted by market value outstanding. Updated performance information for the Fund can be obtained by visiting www.mtbfunds.com. The Fund’s performance is not an indication of future results.

The after-tax returns presented in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund were to have a negative pre-tax return, this would translate into a higher after tax return because this calculation assumes that an investor received a tax deduction for the loss incurred on the sale.

Risk/Return Bar Chart

For the calendar periods ended December 31, 2009

The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-end basis.

The total returns for the Fund’s Class A Shares do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

(For the calendar periods ended December 31, 2009)

	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	15.08%	0.77%	(0.01)%
Return After Taxes on Distributions	13.83%	(0.10)%	(0.88)%
Return After Taxes on Distributions and Sale of Fund Shares	9.72%	0.15%	(0.49)%
Class B Shares
Return Before Taxes	15.75%	0.75%	(0.20)%
Institutional I Shares
Return Before Taxes	21.93%	2.05%	0.69%
S&P 500® (The Index does not reflect a deduction for fees, expenses or taxes.)	26.46%	0.42%	(0.95)%
Barclays Capital U.S. Aggregate Bond Index (The Index does not reflect a deduction for fees, expenses or taxes.)	5.93%	4.97%	6.33%
Lipper Mixed Asset Target Allocation Growth Fund Average	25.28%	1.93%	1.91%

Past performance (before and after taxes) is no guarantee of future results.

Management of the Fund

Investment Advisor

MTB Investment Advisors, Inc. (MTBIA or Advisor)

Portfolio Managers	Title	Service Date
Valerie J. Gospodarek, CFA, CIMA	Vice President	March 2010
Mark Stevenson, CFA	Vice President	March 2010

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the NYSE is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures. All investments are subject to the approval of the Advisor.

Minimum Initial Investment Amount:	$500
Minimum Subsequent Investment Amount:	$25
Minimum Balance:	$250

Tax Information

The dividends and distributions you receive from the Fund are taxable and will generally be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.